3DSYSTEMS

ANALYST EVENT

MAY 19, 2015 - WILSONVILLE, OREGON



MANUFACTURING *THE* FUTURE

WWW.3DSYSTEMS.COM | NYSE:DDD

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 28, 2014. These are available at www.SEC.gov.

AGENDA

State of the Business: Avi Reichental, Chief Executive Officer,3DS

The Wilsonville Advantage: Jeff Blank, Chief Development Officer

3D Healthcare and Metals: Kevin McAlea, Chief Operating Officer, Healthcare

Sales and Operational Excellence: Mark Wright, Chief Operating Officer, 3DS

Manufacturing The Future: Chuck Hull, Founder and Chief Technology Officer

Closing Remarks and Q&A: Avi Reichental and Senior Leadership Team

Facilities Tour: Assigned Groups With Designated Guides

STATE OF THE BUSINESS

AVI REICHENTAL

CHIEF EXECUTIVE OFFICER|3DS



MANUFACTURING*THE*FUTURE

LEADERSHIP THROUGH TECHNOLOGY







RELEVANCE THROUGH SCIENCE

~120 MATERIALS: PLASTICS | NYLONS | METALS | WAXES | COMPOSITES | CERAMICS

High-Definition | Snap-Fit



Elastomeric | Flexible



Durable | High-Temperature



Full Color



Precision Metals



Multi Materials



CONNECTIVITY VIA DIGITAL THREAD





OPEN ENDED OPPORTUNITIES



GLOBAL REACH | LOCAL PRESENCE

3M
invisalign
DELL
DELPHI
Ford
GE
GM
CONFORMIS
NIKE
Hendrick
Honeywell
IBM
SC Johnson
Johnson & Johnson
BOEING
KOHLER
MATTEL
NASA
Sandia National Laboratories
NORTHROP GRUMMAN
stryker
U.S. AIR FORCE
OAKLEY

Audi
Red Bull Racing
CITROËN
AIRBUS
oticon
WIDEX hearing instruments
SIEMENS
BMW
LOTUS RENAULT GP
OLYMPUS
ROLLS ROYCE
FIAT
NOKIA

ALCOA
CASIO
DAEWOO
DAIHATSU
FUJITSU
FUJI XEROX
HITACHI
HONDA
HYUNDAI
ISUZU
KYOCERA
LG Life's Good
MITSUBISHI
NISSAN
Panasonic
SAMSUNG
SEGA
SONY
SUZUKI
TOYOTA

EXPERIENCED LEADERSHIP



Jeff Blank
Chief Development Officer



Amy Decker
VP, Human Resources



Ilan Erez
Co-Chief Operating & Financial Officer, Software



Calvin Hur
Co-Chief Operating & Revenue Officer, Software



Hugh Evans
VP, Corporate Development and Ventures



Ping Fu
Chief Entrepreneur Officer



Chuck Hull
Chief Technology Officer



Andy Johnson
Chief Legal Officer



Diana Kalisz
Chief Culture & Integration Officer



Cathy Lewis
Chief Marketing Officer



Kevin McAlea
Chief Operating Officer, Healthcare



Avi Reichental
Chief Executive Officer



David Styka
Chief Financial Officer



Mark Wright
Chief Operating Officer

THE 3DS DIFFERENCE

DOMAIN EXPERTISE → CHANNEL ACCESS → TECHNOLOGY PLATFORM → QUALITY EXPERIENCE

INDUSTRIAL | HEALTHCARE | ENGINEERING | EDUCATION | CONSUMER

SOFTWARE → HARDWARE → CONSUMABLES → SERVICES

ANNUAL REVENUE PROGRESSION



$ in millions
Revenue
$700
$600
$500
$400
$300
$200
$100
$0
CAGR of 44%
$112.8
$159.9
$230.4
$353.6
$513.4
$653.7
2009
2010
2011
2012
2013
2014

HEALTHCARE & METALS PERFORMANCE


$ in millions
Healthcare Revenue
$140
$120
$100
$80
$60
$40
$20
$0
CAGR of 62%
2012
2013
2014


Metals Revenue
$50
$40
$30
$20
$10
$0
175% growth
2013*
2014

RETURNS ON R&D INVESTMENT



$ in millions
$300
$250
$200
$150
$100
$50
$-
$23
$132
6X
$44
$231
5X
$75
$272
4X
2012
2013
2014
R&D Expense
New Product Revenue

Our effective R&D investments contributed to a 44% increase in new products revenue over the past two years and delivered 27 new products in 2014 alone

Included in our 2014 R&D investments was the strategic addition of the Xerox Wilsonville team that is working on several breakthrough new products that are designed to fuel incremental revenue growth, beginning in the second half of 2015

CURRENT STATE

First: while it is clear that 2015 is off to a challenging start amidst an industry-level pause, we aren't alarmed. We believe that it is not unusual in emerging-tech to encounter periodic episodes of equilibrium followed by continued upward growth and we are readying ourselves for that.

Second: we continue to closely monitor conditions and are encouraged to see certain OEM's resuming purchasing activities that they deferred during the first quarter.

Third: we are focusing on specific operational efficiencies that are designed to both lead us out for the current environment and deliver greater earnings power as our industry resumes its growth trajectory.

CURRENT FOCUS

Growth: we have aligned our programs and resources around industrial, healthcare, engineering and education market opportunities—with consumer as the upside to our model

Scalability: we pursue a 'relatable diversification' strategy within our defined 3D Digital Fabrication sandbox that is comprised of software, hardware consumables and services that are platform dependent and ecosystem connected

Value creation: our efforts center on quality in everything we do, having an attractive partner-centric approach to channel development and on truly differentiated technology and domain expertise in key verticals

THE WILSONVILLE ADVANTADGE

JEFF BLANK

CHIEF DEVELOPMENT OFFICER



MANUFACTURING*THE*FUTURE

WILSONVILLE AT A GLANCE





AGES AND STAGES

Tektronix

- Created "Silicon Forest"

Xerox

- State of the art print-heads, printers and solid ink materials

3D Systems

- Became part of 3DS after a 15-year partnership

In 2013, began discussions that led to 3D Systems acquiring this experienced team with its development assets, labs and knowhow

THE WILSONVILLE DIFFERENCE

Significant engineering facility with 120 experienced 3D printing professionals

Supports company-wide product development and commercialization programs for 3D printers and materials

Center of excellence for reliability and quality engineering, regulatory and safety compliance, protective packaging and environmental testing



PRODUCT INTRODUCTION & DELIVERY PROCESS

- A structured method to bring high quality products to market on a set schedule
- Cross-functional project team ensures all operations are ready to support the product at launch (Marketing, Engineering, Service, Manufacturing)

Requirements Definition → Proof of Concept → Design Freeze → Engineering Release → Product Ship Release (Launch)

Goals:

- ***Better products***
- ***Quick market entry***
- ***Increased competitiveness***



ENGINEER IN RELIABILITY

- Metrology and Quality Control
- Environmental Chambers
  - Hot
  - Wet
  - Cold
  - Dry
  - Shock
  - Altitude
- Dynamics / Packaging Lab
- Highly Accelerated Life Test (HALT)

World Class Capabilities!

- Product Safety
- Regulatory and Compliance
- Acoustics



RELIABILITY AND VALIDATION TESTING



QUALITY MANUFACTURING PROCESS


Goal = Zero
Manufacturing Defects
VISUAL DIAGNOSIS
TIME-SERVED PRINT
QUALITY & RELIABILITY
QC1
QC2
QC3
QC4
ASSEMBLY

Satisfying the Customer

Continuous Improvement

- Collect defects from process checks
- Drive improvement in the line
- Provide metrics and data for improvements and to measure progress



THE 3D PRINTING FACTORY

16 precision print heads jet 4 billion drops every minute

Speed: Capable of depositing material up to 50X faster than today's jetting products

Groundbreaking vivid, high-res color

Engineered composite materials

Racetrack architecture anchors the 3D printing factory delivering the the flexibility to vet customers' real life requirements







NEXT-GEN COLOR JET PRINTING



- World's leading full color 3D printers
- The best color by a factor of 133,000X
- Over 6 million unique colors
- 25% - 75% lower model costs
- 3X-5X faster printing









PRODUCT DELIVERY:CUBEJET





Imagining the Next Generation Professional Printer:

- Faster, simpler and more affordable
- Truly office-friendly
- Precision-meets-functionality
- Engineered by engineers for engineers
- A gateway into more useful and meaningful design and prototyping materials, experiences and outcomes



So we decided to turn our imagineering into a powerful concept…and called it ***DASH***












injection molded trim.
back painted curved glass.
back painted glass
powder coated metal

PRESENTING **DASH**

NEW ELASTOMERIC JETTING MATERIALS

Game changing Elastomeric Materials

- VisiJet® CE-BK Black
- VisiJet ® CE-NT Natural

Amazing 700% elongation

Tough tear resistant

Complete elastic recovery

Expanded range of 14 materials


20 Lbs

NEW COMPOSITES FOR END-USE PARTS


GLASS-FILLED NYLON
ALUMINUM-FILLED NYLON
FAB-GRADE END-USE PARTS
FEATURES AS SMALL AS .45MM


CubePro keeps your prints
under control… everywhere

PLASTIC-JET-PRINTING ADVANCEMENTS



NYLON

Empowers professional desktop users to print the strongest and most durable parts on the affordable and versatile CubePro

PLASTIC-JET-PRINTING ADVANCEMENTS



FLEX

Incredible flexibility and durability on the desktop. Provides a whole new range of possibilities.

PLASTIC-JET-PRINTING ADVANCEMENTS



WATER SOLUBLE SUPPORTS

Dissolves when placed in water, allowing new levels of complexity and movement that are only seen on our powder and resin printers today

SOFTWARE PRODUCTS



MANUFACTURING *THE* FUTURE

WWW.3DSYSTEMS.COM | NYSE:DDD


Inspect
Scan
Production Machining
Part Design
Tool Design and Machining
3D Printing

A DIGITAL THREAD FROM DESIGN-TO-MANUFACTURING

PRODUCT DESIGN



Geomagic Sculpt™

Geomagic Freeform®

Geomagic Touch™

Unique, touch-enabled sculpting tools deliver total freedom for design to manufacturing

MOLD DESIGN



CimatronE

Dedicated solutions for mold design with a wide range of dedicated design applications and tools for molds of any complexity and size, in record time and with superb quality

SCAN-BASED DESIGN



Geomagic Design™ X

Geomagic Wrap®

The industry's most precise and comprehensive scan-to-CAD and 3D modeling software solutions

SCAN-BASED 3D INSPECTION


DELL

Geomagic Control™

Geomagic Capture®

Powerful scan-based inspection allows parts and 3D prints to be instantly inspected for conformance to tolerances

PERSONALIZED HEALTHCARE

KEVIN MCALEA

CHIEF OPERATING OFFICER|HEALTHCARE



MANUFACTURING*THE*FUTURE

HEALTHCARE ROADMAP

We have been at the forefront of surgical planning and personalized medical solutions for almost two decades and today deliver planning and tools for personalized procedures at convincing scale

We are committed to building an end-to-end digital thread that integrates simulation, training, planning, and printing of anatomical models, surgical instruments and devices designed to democratize personalized medicine

We are dedicated to helping doctors train for, plan, practice and perform complex medical procedures to achieve better patient outcomes

Our proprietary 3D healthcare products and services address a truly open-ended opportunity and position us to deliver long-term beneficial outcomes for providers and patients alike

BLENDED REALITY

Only company with VR simulators + 3D printing + FDA-cleared patient specific simulation

Advanced models and training kits

Simulator/3D printer packages

Patient specific simulation + 3D models











END-TO-END 3D PERSONALIZED MEDICINE

Proprietary 3D healthcare products and services address a truly open-ended opportunity and position us to deliver long-term beneficial outcomes for providers and patients alike.

Throughout 2014, we acquired three strategic healthcare businesses: **Medical Modeling, LayerWise** and **Simbionix**.

With these assets in hand, **we are poised to deliver the full benefits of personalized medicine.**

We are integrating and leveraging these powerful assets and quickly extending our 3D healthcare solutions from the training room to the operating room.



PERSONALIZED MEDICINE





Leftmost Image Source: Starkey Hearing Technologies



Source: Conformis







SOURCE: ALIGN 2013 ANNUAL REPORT



DIRECT METAL PRINTING



MANUFACTURING ***THE*** **FUTURE**

PROX METAL 3D PRINTERS

High density, metal printed parts from a large choice of materials with the highest detail and precision







PRODUCTION READY METAL 3D PRINTERS



- Precision, repeatability and reliability
- Unique powder layering system
- Advanced scanning
- Automated powder management

FAB-GRADE DIRECT METAL PRINTING

QUALITY | MATERIAL VERSATILITY | MANUFACTURING READY | GLOBAL SUPPORT



Mass Customization



Design for Performance



Challenging Parts



Challenging Materials

MATERIALS VERSATILITY

20+ Metal Alloys

Titanium, Stainless Steel, Aluminum, Ni-based Alloys, Tool steel, Cobalt Chrome, Precious Metals, etc.



CoCr



AlSi12



Pure Cu



Al2O3

CLOSED-LOOP METAL 3D PRINTING



DEVELOPING TECHNOLOGY
DRIVEN BY FOCUSED RESEARCH

SUPERIOR **3D PRINTING CAPABILITIES**

USING TECHNOLOGY
ACROSS MARKET APPLICATIONS

APPLICATION EXPERTISE FEEDBACK

OUTSTANDING OUTPUT QUALITY



Flow Parts Production Batch

Satellite Engine
Combustion Chamber



Temperature-conditioned
Flow Part



Hip implant



Dental Suprastructure



WIDE APPLICATION REACH

- Aviation
- Aerospace
- (Petro)chemical
- Food
- Pharma
- Pressure & gas
- Precision mechanics
- Semiconductor
- Electronics
- Tooling

ISO 9001 and ISO 13485 certified

OPTIMIZED PERFORMANCE












RITA
LEIBINGER
MEDICAL



EXPANDING OPPORTUNITIES IN METALS



We successfully combined our Phenix and Layerwise engineering teams



We are working on future products that we plan to bring to market strategically over time

SALES AND OPERATIONAL EXCELLENCE

MARK WRIGHT

CHIEF OPERATING OFFICER|3DS



MANUFACTURING*THE*FUTURE

STRENGTHENING COVERAGE & PRODUCTIVITY

Implementing a series of initiatives to strengthen our channel partners, improve overall productivity and coverage and enhance our service quality and responsiveness

Introducing a tiered performance-based structure to better incentivize and reward valuable channel partners

Deepening CRM integration to improve customer intimacy and efficiency across every step of the customer experience

Creating a state-of-the-art training facility in Rock Hill, SC

Building a world class service center to enhance responsiveness and coverage

PARTNER CENTRIC PROGRAM ELEMENTS

- Predictable → Transparency
- Easy to work with → Operational Excellence
- Highly Responsive → World Class Service Center
- Customer Focused → Premier Partner Line
- Invests for Excellence and Growth → 3DS INVESTING
- Shared goals, shared success → PARTNER INVESTING

CHANNEL PARTNER ATTRIBUTES


Best Service Center
Best Quality
Best Training
Best Materials
Best Domain Expertise
Best Printers
Best Partner Company
Best Channel Program

PARTNERXCEL

1. Tiered Structure
2. Partner Scorecard with Online Visibility
3. Performance Based
4. Marketing and Co-Funding
5. Sales and Marketing Tools
6. Training Certification

BENEFITS MATCH PERFORMANCE

Benefits	Bronze	Silver	Gold	Platinum
Margins	●	●	●	●
Marketing Funds	●	●	●	●
Marketing Coop	●	●	●	●
Marketing Programs	●	●	●	●
Leads	●	●	●	●
Service Resources	●	●	●	●
Training	●	●	●	●
Part Kits/Benchmarks	●	●	●	●



GROWING CONSUMER PARTNERSHIPS

We recently announced that our consumer products will be sold at 100 **Best Buy** stores and website

We added **Carolina Wholesale, Konica Minolta** US and **Thermo Fisher Scientific** as channel partners

Signed distribution partnerships across the EMEA region and in emerging markets

Partnered with **Intel** to launch our 3DMe and Sense apps on several all-in-one laptops featuring Intel's Real Sense camera

We are rapidly expanding our presence in education through alliances and partnerships with **STEAMtrax, MakerLab** and **FIRST Robotics**


3D printing. Real Easy.

Best Buy Automated Endcap



OPERATIONAL IMPROVEMENTS

Operational synergies across all our products and regions → Integrated global supply chain with ample manufacturing capacity → Sales coverage for growth with differentiated partner value →

Robust quality processes and world-class service network → Organizational resources and business practices alignment → **Target: Cash Opex peaking in Q2 2015 and progressively declining for the remainder of 2015**

REFINING CAPABILITIES, EXPANDING REACH



We are continuing to consolidate facilities, shed less profitable activities and focus on delivering differentiated cloud printing service at scale



We are expanding our global footprint by adding operations in Brazil and China and are adding additional SLA and SLS capacity to our global operations



We are installing 10 additional direct metal printers within our global cloud manufacturing and healthcare operations

INVESTING IN THE FUTURE

CHUCK HULL

FOUNDER AND CHIEF TECHNOLOGY OFFICER



MANUFACTURING*THE*FUTURE







THE NEXT PHASE

MicroSLA is widely used by dental technicians, jewelry designers, manufacturers and digital craftsmen

Continuous SLA prints is 4X faster than current MircroSLA

Truly professional capabilities in an affordable desktop printer, setting a whole new standard for price performance





PRECISION PARTS FAST



FUNDAMENTAL DIFFERENTIATION


PRINT
Print
Print
Print

Technology
Shared elements of broad technology platform to produce unique products, translating to premium margins



Competency
Combined impact of science, technology and process expertise, to deliver higher performing products and lower unit costs



Coverage
Local footprint that allows for the effective development, adaptation and commercialization of new products

Brand
Globally recognized brand equity that is shared and leveraged across all of our businesses

Leveraging our assets **creates value** | Strengthening our execution **ensures our future**

CONCLUSION

Growth: we have aligned our programs and resources around industrial, healthcare, engineering and education market opportunities—with consumer as the upside to our model

Scalability: we pursue a 'relatable diversification' strategy within our defined 3D Digital Fabrication sandbox that is comprised of software, hardware consumables and services that are platform dependent and ecosystem connected

Value Creation: our efforts center on quality in everything we do, having an attractive partner-centric approach to channel development and on truly differentiated technology and domain expertise in key verticals

We believe that the fundamentals of our business and the strength of our portfolio are intact and that our overall competitiveness has been enhanced

QUESTIONS?



MANUFACTURING *THE* **FUTURE**

3DSYSTEMS

THANK YOU FOR ATTENDING OUR WILSONVILLE ANALYST DAY



MANUFACTURING*THE*FUTURE

WWW.3DSYSTEMS.COM | NYSE:DDD